UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Catamaran Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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The following letter was sent from Mark A. Thierer, Chairman and Chief Executive Officer of Catamaran Corporation (“Catamaran”) to select Catamaran prospective clients on March 30, 2015:

Dear (Prospect Name):

This morning we announced that Catamaran entered into an agreement to be acquired by Optum and will be combined with OptumRx, its pharmacy care services business. This is an exciting opportunity for us to create significant additional value for you, through the combination of the strengths of our industry-leading technology platform and flexible model, with the unparalleled data and analytics capabilities of Optum. This combination will provide payers and individuals a broader portfolio of services and a deeper product offering while aggressively focusing on managing costs. Together, we expect to fulfill over one billion prescriptions annually, which will enable the newly combined company to be a scaled and compelling offering.

We believe there is a great cultural fit between our two companies as well. Our companies share common values and a strong commitment to protecting and enhancing our customers’ health and wellness. We believe these fundamental similarities will enable integration of the two companies. Of note is Catamaran’s long-standing business relationship with Optum, which operates on the same adjudication platform; this relationship gives us the confidence that our organizations will offer innovative solutions to help our clients and their members realize the very best results and health outcomes. The companies already have many interfaces and areas of connectivity, which will enable us to avoid the impact that would normally occur with this kind of integration.

We are enthusiastic about the opportunity to augment Catamaran’s compelling analytics with Optum’s unique medical synchronization capabilities to link demographic, lab, pharmaceutical, behavioral and medical treatment data to engage individuals in making better decisions as they seek the best, most cost-effective care. And we expect to drive substantial value and efficiencies, benefitting clients and individuals through reduced costs for prescriptions and enhanced pharmaceutical services.

As we have engaged with you, discussing the opportunity to work together, we have been excited about what we can accomplish for you and your members. We are even more excited to have a broader product offering and we are confident that we remain a great fit for (client name). We want to reassure you that we are fully committed to delivering on our proposed services. You should expect no change in account team and no change in technology or services. Since Catamaran and Optum both operate on the same adjudication platform, there is no need for a claims platform migration for clients; we expect to deliver even greater value through the combination of resources and expertise.

We look forward to continuing our discussions about how we can deliver the very best financial and health outcomes to (client name).

Sincerely,

Important Additional Information

This communication is being made in respect of the proposed transaction involving Catamaran Corporation (the “Company”). This communication does not constitute the solicitation of any vote or approval. The proposed transaction will be submitted to the shareholders of the Company for their consideration. In connection therewith, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities (collectively, the “Canadian Securities Commissions”), including a preliminary proxy circular and proxy statement and a definitive proxy circular and proxy statement. However, such documents are not currently available. The definitive proxy circular and proxy statement will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY CIRCULAR AND PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND CANADIAN SECURITIES COMMISSIONS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may obtain free copies of the definitive proxy circular and proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, at the SEC’s Internet site at www.sec.gov and are also available electronically on the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com. Copies of the documents filed with the SEC and SEDAR by the Company will be available free of charge on the Company’s website via the investor relations section of our website at www.catamaranrx.com under the heading “Investors.” Shareholders of the Company may also obtain a free copy of the definitive proxy circular and proxy statement and the filings with the SEC and SEDAR that will be incorporated by reference in the proxy circular and proxy statement by contacting the Company’s Investor Relations Contact, Tony Perkins, at (312) 261-7805.

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its definitive proxy circular and proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC and the Canadian Securities Commissions on March 27, 2015, its annual report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC and the Canadian Securities Commissions on March 2, 2015, and in subsequent documents filed with the SEC and SEDAR, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the shareholders of the Company and a description of their direct and indirect interests, by share holdings or otherwise, will be contained in the preliminary proxy circular and proxy statement and the definitive proxy circular and proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC and the Canadian Securities Commissions when they become available.

Forward-Looking Statements

Certain statements included herein, including guidance and those that express management’s objectives and the strategies to achieve those objectives, as well as information with respect to the Company’s beliefs, plans, expectations, anticipations, estimates and intentions, constitute “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management at this time, are inherently subject to significant business, economic and competitive uncertainties and contingencies. We caution that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause our actual financial results,  performance, or achievements to be materially different from our estimated future results, performance or achievements expressed or implied by those forward-looking statements. Numerous factors could cause actual results with respect to the proposed transaction to differ materially from those in the forward-looking statements, including, without limitation, risks or uncertainties associated with: the failure to obtain shareholder approval in a timely manner or otherwise; the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated; the  possibility that the proposed transactions will not close, including by any failure to satisfy closing conditions or a termination of the arrangement agreement; risks that the businesses of Catamaran and Optum will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize the anticipated cost savings, synergies and other benefits of the combined operations of Catamaran and Optum; unanticipated difficulties or expenditures relating to the proposed transaction; legal  proceedings that may be instituted against Catamaran, Optum and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed transaction on relationships with third  parties, including customers, employees and other business partners; and the ability to attract new customers and retain existing customers in the manner anticipated.

The foregoing list of factors is not exhaustive and is subject to change and there can be no assurance that such assumptions will reflect the actual outcome of such items or factors. Other factors that should be considered are discussed from time to time in Catamaran’s filings with the SEC, including the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and subsequent Form 10-Qs, which are available at www.sec.gov. Investors are cautioned not to put undue reliance on forward-looking statements. All subsequent written and oral forward-looking statements attributable to Catamaran or persons acting on our behalf are expressly qualified in their entirety by this notice. We disclaim any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

THE FORWARD-LOOKING INFORMATION CONTAINED IN THIS COMMUNICATION REPRESENTS THE COMPANY’S CURRENT EXPECTATIONS AND, ACCORDINGLY, IS SUBJECT TO CHANGE. HOWEVER, THE COMPANY EXPRESSLY DISCLAIMS ANY INTENTION OR OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING INFORMATION, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY APPLICABLE LAW.

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